                      CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the incorporation by reference in the registration statement of Proler International Corp. on Form S-8 (File No. 33-35013) of our reports dated April 29, 1994, on our audits of the consolidated financial statements and financial statement schedules of Proler International Corp. and the combined financial statements and financial statement schedules of Proler International Corp.'s Joint Operations as of January 31, 1994 and 1993, and for the years ended January 31, 1994, 1993 and 1992, which reports are included in this Annual Report on Form 10-K.

                                    COOPERS & LYBRAND

Houston, Texas
April 29, 1994

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the registration statement of Proler International Corp. on Form S-8 (File No. 33-35013) of our reports dated March 14, 1994 and February 28, 1994, respectively, on our audits of the consolidated financial statements and financial statement schedules of Prolerized Schiabo-Neu Company as of December 31, 1993 and 1992 and for the years ended December 31, 1993, 1992 and 1991 and Dover Barge Company as of January 31, 1994 and 1993, and for the years ended January 31, 1994, 1993 and 1992 (not presented separately therein), which reports are included in this Annual Report on Form 10-K.



                                     LA GUARDIA & PETRELLA


Fort Lee, New Jersey
April 29, 1994

                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the registration statement of Proler International Corp. on Form S-8 (File No. 33-35013) of our report dated March 16, 1992, on our audit of the financial statements and financial statement schedules of Maru Shipping Company, as of December 31, 1991 and for the year ended December 31, 1991 (not presented separately therein), which report is included in this Annual Report on Form 10-K.



                                     LA GUARDIA & PETRELLA


Fort Lee, New Jersey
April 29, 1994